Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET (LOSS) INCOME
FOR THREE MONTHS ENDED APRIL 28, 2019 AND APRIL 29, 2018
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

		THREE MONTHS ENDED

		(4)	Amounts	(4)		Percent of Sales
		April 28,		April 29,	% Over	April 28,	April 29,
		2019		2018	(Under)	2019	2018

Net sales		$70,963		78,184	(9.2)%	100.0%	100.0%
Cost of sales		58,774		63,424	(7.3)%	82.8%	81.1%
Gross profit		12,189		14,760	(17.4)%	17.2%	18.9%

Selling, general and
administrative expenses		10,230		8,296	23.3%	14.4%	10.6%
Income from operations		1,959		6,464	(69.7)%	2.8%	8.3%

Interest expense		4		26	(84.6)%	0.0%	0.0%
Interest income		(214)		(143)	49.7%	(0.3)%	(0.2)%
Other expense	(1)	658		115	472.2%	0.9%	0.1%
Income before income taxes		1,511		6,466	(76.6)%	2.1%	8.3%

Income tax expense (benefit)*	(3)	3,017	(2)	(6,217)	N.M.	199.7%	(96.1)%

Loss from investment in unconsolidated joint venture		5		17	(70.6)%	0.0%	0.0%
Net (loss) income		(1,511)		12,666	(111.9)%	(2.1)%	16.2%
Plus: Net loss attributable to non-controlling interest		143		-	100.0%	0.2%	0.0%
Net (loss) income attributable to Culp Inc. common shareholders		$(1,368)		12,666	(110.8)%	(1.9)%	16.2%

Net (loss) income attributable to Culp Inc. common shareholders per share - basic		$(0.11)		$1.02	(110.8)%
Net (loss) income attributable to Culp Inc. common shareholders per share - diluted		$(0.11)		$1.00	(111.0)%
Average shares outstanding-basic		12,384		12,450	(0.5)%
Average shares outstanding-diluted		12,384		12,611	(1.8)%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Notes

(1)
Other expense for the three-month period ending April 28, 2019, included a $500 non-recurring charge for an endowed scholarship to the University of North Carolina at Chapel Hill in honor of our Co-Founder and former Chairman of the Board. This charitable contribution will be paid over a period of three years.

(2)
Income taxes for the three-month period ending April 29, 2018, includes a provisional income tax benefit adjustment totaling $8.0 million that represents the income tax effects of the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017.

(3)
No provisional adjustments associated with the TCJA were recorded for the three-month period ending April 28, 2019. Income taxes for the three-month period ending April 28, 2019, reflect the mix of income before income taxes favoring our foreign tax jurisdictions located in Canada and China that have higher income tax rates in relation to the U.S., and the siginficant decline in our U.S. income before income taxes, which was more than anticipated during our fourth quarter of fiscal 2019, resulting in a significant increase in our Global Intangible Low Taxed Income Tax. However, income taxes incurred in the U.S. on a cash basis were not significant due to the utilization of our U.S. Federal net operating loss carryforward generated in fiscal 2019.

(4)
See page 8 of our reconciliation of selected income statement information to adjusted results for the three-month periods April 28, 2019 and April 29, 2018, that exclude the adjustments noted in the footnotes above.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR TWELVE MONTHS ENDED APRIL 28, 2019 AND APRIL 29, 2018
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

		TWELVE MONTHS ENDED

		(7)	Amounts	(7)		Percent of Sales
		April 28,		April 29,	% Over	April 28,	April 29,
		2019		2018	(Under)	2019	2018

Net sales		$296,669		323,725	(8.4)%	100.0%	100.0%
Cost of sales	(1) (3)	246,471		259,092	(4.9)%	83.1%	80.0%
Gross profit		50,198		64,633	(22.3)%	16.9%	20.0%

Selling, general and
administrative expenses	(3) (4)	38,405		37,172	3.3%	12.9%	11.5%
Restructuring credit	(2)	(825)		-	100.0%	(0.3)%	0.0%
Income from operations		12,618		27,461	(54.1)%	4.3%	8.5%

Interest expense		42		94	(55.3)%	0.0%	0.0%
Interest income		(766)		(534)	43.4%	(0.3)%	(0.2)%
Other expense	(5)	1,346		1,018	32.2%	0.5%	0.3%
Income before income taxes		11,996		26,883	(55.4)%	4.0%	8.3%

Income tax expense*	(6)	6,424	(6)	5,740	11.9%	53.6%	21.4%

Loss from investment in unconsolidated joint venture		114		266	(57.1)%	0.0%	0.1%
Net income		5,458		20,877	(73.9)%	1.8%	6.4%
Plus: Net loss attributable to non-controlling interest		218		-	100.0%	0.1%	0.0%
Net income attributable to Culp Inc. common shareholders		$5,676		20,877	(72.8)%	1.9%	6.4%

Net income attributable to Culp Inc. common shareholders per share - basic		$0.46		$1.68	(72.6)%
Net income attributable to Culp Inc. common shareholders per share - diluted		$0.45		$1.65	(72.7)%
Average shares outstanding-basic		12,462		12,431	0.2%
Average shares outstanding-diluted		12,548		12,633	(0.7)%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Notes

(1)
Cost of sales for the year ending April 28, 2019, includes restructuring related charges totaling $2.3 million, of which $1.6 million pertains to inventory markdowns and $784 pertains to operating costs associated with our closed upholstery fabrics plant facility located in Anderson, SC.

(2)
The $825 restructuring credit represents a $1.5 million gain on the sale of property, plant, and equipment associated with our closed Anderson, SC upholstery fabrics plant facility, partially offset by a charge of $661 for employee termination benefits.

(3)
During the year ending April 28, 2019, our mattress fabrics segment incurred non-recurring charges totaling $249 that pertained to employee termination benefits and other operational reorganization costs. Of the $249 total non-recurring charge, $159 and $90 were recorded in cost of sales and selling, general, and administrative expenses, respectively.

(4)
Selling, general, and administrative expenses for year ending April 28, 2019, includes a $469 non-recurring charge associated with the accelerated vesting of certain stock-based compensation agreements. Of this $469 non-recurring charge, $429 and $40 pertain to unallocated corporate expenses and a restructuring related charge associated with our closed Anderson, SC upholstery fabrics plant facility.

(5)
Other expense for the year ending April 28, 2019, included a $500 non-recurring charge for an endowed scholarship to the University of North Carolina at Chapel Hill in honor of our Co-Founder and former Chairman of the Board. This charitable contribution will be paid over a period of three years.

(6)
Income taxes for the year ending April 28, 2019 and April 29, 2018, include provisional adjustments related to the TCJA enacted on December 22, 2017. We recorded an income tax benefit of $550 and $2.1 million for the year ending April 28, 2019 and April 29, 2018, respectively.

(7)
See page 9 for our reconciliation of selected income statement information to adjusted results for the year ending April 28, 2019 and April 29, 2018, that exclude the adjustments noted in the footnotes above.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
APRIL 28, 2019 AND APRIL 29, 2018
Unaudited
(Amounts in Thousands)

	Amounts
	(Condensed)		Increase
	April 28,	* April 29,	(Decrease)
	2019	2018	Dollars	Percent

Current assets
Cash and cash equivalents	$40,008	21,228	18,780	88.5%
Short-term investments - Available for Sale	-	2,451	(2,451)	(100.0)%
Short-term investments - Held-To-Maturity	5,001	25,759	(20,758)	(80.6)%
Accounts receivable	23,751	26,307	(2,556)	(9.7)%
Inventories	50,860	53,454	(2,594)	(4.9)%
Current income taxes receivable	776	-	776	100.0%
Other current assets	2,849	2,870	(21)	(0.7)%
Total current assets	123,245	132,069	(8,824)	(6.7)%

Property, plant & equipment, net	48,389	51,794	(3,405)	(6.6)%
Goodwill	27,222	13,569	13,653	100.6%
Intangible assets	10,448	4,275	6,173	144.4%
Deferred income taxes	457	1,458	(1,001)	(68.7)%
Long-term Investments - Held-To-Maturity	-	5,035	(5,035)	(100.0)%
Long-term Investments - Rabbi Trust	7,081	7,326	(245)	(3.3)%
Noncurrent income taxes receivable	733	-	733	100.0%
Investment in unconsolidated joint venture	1,508	1,501	7	0.5%
Other assets	643	957	(314)	(32.8)%

Total assets	$219,726	217,984	1,742	0.8%

Current liabilities
Accounts payable - trade	$24,377	27,237	(2,860)	(10.5)%
Accounts payable - capital expenditures	78	1,776	(1,698)	(95.6)%
Deferred revenue	399	809	(410)	(50.7)%
Accrued expenses	9,192	9,325	(133)	(1.4)%
Accrued restructuring costs	124	-	124	100.0%
Income taxes payable - current	1,022	1,437	(415)	(28.9)%
Total current liabilities	35,192	40,584	(5,392)	(13.3)%

Accrued expenses - long-term	333	763	(430)	(56.4)%
Related Party - Note Payable	675	-	675	100.0%
Contingent consideration - Earn-Out Obligation	5,856	-	5,856	100.0%
Income taxes payable - long-term	3,249	3,758	(509)	(13.5)%
Deferred income taxes	3,176	2,150	1,026	47.7%
Deferred compensation	6,998	7,353	(355)	(4.8)%

Total liabilities	55,479	54,608	871	1.6%

Shareholders' equity
Shareholders' equity attributable to Culp Inc.	159,933	163,376	(3,443)	(2.1)%
Non-controlling interest	4,314	-	4,314	100.0%
	164,247	163,376	871	0.5%

Total liabilities and
shareholders' equity	$219,726	217,984	1,742	0.8%

Shares outstanding	12,391	12,450	(59)	(0.5)%

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
SUMMARY OF CASH AND INVESTMENTS
APRIL 28, 2019 AND APRIL 29, 2018
Unaudited
(Amounts in Thousands)

	April 28,	April 29,
	2019	2018*

Cash and cash equivalents	$40,008	$21,228

Short-term investments - Available for Sale	-	2,451

Short-term investments - Held-To-Maturity	5,001	25,759

Long-term investments - Held-To-Maturity	-	5,035

Total Cash and Investments	$45,009	$54,473

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED APRIL 28, 2019 AND APRIL 29, 2018
Unaudited
(Amounts in Thousands)

		TWELVE MONTHS ENDED
		Amounts
		April 28,	April 29
		2019	2018

Cash flows from operating activities:
Net income		$5,458	20,877
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation		8,117	7,672
Amortization		780	351
Stock-based compensation		130	2,212
Deferred income taxes		2,027	(2,482)
Realized loss on sale of short-term investments (Available for Sale)		94	-
Gain on sale of property, plant, and equipment		(1,452)	-
Loss from investment in unconsolidated joint venture		114	266
Foreign currency exchange (gain) loss		(17)	66
Changes in assets and liabilities, net of effects of acquisition of businesses:
Accounts receivable		2,339	(299)
Inventories		3,841	(24)
Other current assets		41	226
Other assets		(65)	(81)
Accounts payable		(3,427)	(4,028)
Deferred revenue		(410)	(94)
Accrued expenses and deferred compensation		(1,492)	(1,562)
Accrued restructuring costs		124	-
Income taxes		(2,329)	4,373
Net cash provided by operating activities		13,873	27,473

Cash flows from investing activities:
Net cash paid for acquisition of businesses		(12,096)	(4,541)
Capital expenditures		(3,261)	(8,005)
Proceeds from the sale of property, plant, and equipment		1,894	6
Investment in unconsolidated joint venture		(120)	(661)
Proceeds from the sale of short-term investments (Held to Maturity)		25,680	-
Proceeds from the sale of short-term investments (Available for Sale)		2,458	-
Purchase of short-term investments (Available for Sale)		(10)	(49)
Proceeds from the sale of long-term investments (Rabbi Trust)		1,233	57
Purchase of long-term investments (Rabbi Trust)		(1,011)	(1,902)
Proceeds from life insurance policy		394	-
Premium payment on life insurance policy		-	(18)
Net cash provided by (used in) investing activities		15,161	(15,113)

Cash flows from financing activities:
Proceeds from line of credit		12,000	19,000
Payments on line of credit		(12,000)	(19,000)
Payments on vendor-financed capital expenditures		(1,412)	(3,750)
Proceeds from related party note payable		675	-
Dividends paid		(4,732)	(6,843)
Common stock surrendered for withholding taxes payable		(1,319)	(1,530)
Common stock repurchased		(3,323)	-
Payments of debt issuance costs		(50)	-
Proceeds from common stock issued		-	111
Net cash used in financing activities		(10,161)	(12,012)

Effect of exchange rate changes on cash and cash equivalents		(93)	85

Increase in cash and cash equivalents		18,780	433

Cash and cash equivalents at beginning of period		21,228	20,795

Cash and cash equivalents at end of period		$40,008	21,228

Free Cash Flow (1)		$11,497	13,285

(1) Free Cash Flow reconciliation is as follows:
		FY 2019	FY 2018
A)	Net cash provided by operating activities	$13,873	27,473
B)	Minus: Capital Expenditures	(3,261)	(8,005)
C)	Plus: Proceeds from the sale of property, plant, and equipment	1,894	6
D)	Minus: Investment in unconsolidated joint venture	(120)	(661)
E)	Minus: Payments on vendor-financed capital expenditures	(1,412)	(3,750)
F)	Plus: Proceeds from the sale of long-term investments (Rabbi Trust)	1,233	57
G)	Minus: Purchase of long-term investments (Rabbi Trust)	(1,011)	(1,902)
H)	Plus: Proceeds from life insurance policy	394	-
I)	Minus: Premium payment on life insurance policy	-	(18)
J)	Effects of exchange rate changes on cash and cash equivalents	(93)	85
Free Cash Flows		$11,497	13,285

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED APRIL 28, 2019 AND APRIL 29, 2018
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	April 28,	April 29,	% Over	April 28,	April 29,
Net Sales by Segment	2019	2018	(Under)	2019	2018

Mattress Fabrics	$37,724	46,525	(18.9)%	53.2%	59.5%
Upholstery Fabrics	29,042	31,659	(8.3)%	40.9%	40.5%
Home Accessories	4,197	-	100.0%	5.9%	0.0%

Net Sales	$70,963	78,184	(9.2)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$5,854	9,155	(36.1)%	15.5%	19.7%
Upholstery Fabrics	5,341	5,605	(4.7)%	18.4%	17.7%
Home Accessories	994	-	100.0%	23.7%	0.0%

Gross Profit	12,189	14,760	(17.4)%	17.2%	18.9%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$3,155	3,067	2.9%	8.4%	6.6%
Upholstery Fabrics	3,565	3,424	4.1%	12.3%	10.8%
Home Accessories	1,473	-	100.0%	35.1%	0.0%
Unallocated Corporate expenses	2,037	1,805	12.9%	2.9%	2.3%

Selling, General, and Administrative Expenses	10,230	8,296	23.3%	14.4%	10.6%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$2,698	6,088	(55.7)%	7.2%	13.1%
Upholstery Fabrics	1,777	2,181	(18.5)%	6.1%	6.9%
Home Accessories	(479)	-	100.0%	(11.4)%	0.0%
Unallocated corporate expenses	(2,037)	(1,805)	12.9%	(2.9)%	(2.3)%

Operating Income	$1,959	6,464	(69.7)%	2.8%	8.3%

Depreciation Expense by Segment

Mattress Fabrics	$1,742	1,781	(2.2)%
Upholstery Fabrics	191	211	(9.5)%
Home Accessories	97	-	100.0%

Depreciation Expense	$2,030	1,992	1.9%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED APRIL 28, 2019 AND APRIL 29, 2018
(Unaudited)
(Amounts in thousands)

		TWELVE MONTHS ENDED

		Amounts			Percent of Total Sales
		April 28,	April 29,	% Over	April 28,	April 29,
Net Sales by Segment		2019	2018	(Under)	2019	2018

Mattress Fabrics		$145,059	192,597	(24.7)%	48.9%	59.5%
Upholstery Fabrics		135,654	131,128	3.5%	45.7%	40.5%
Home Accessories		15,956	-	100.0%	5.4%	0.0%

Net Sales		$296,669	323,725	(8.4)%	100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics		$22,904	38,797	(41.0)%	15.8%	20.1%
Upholstery Fabrics		25,374	25,836	(1.8)%	18.7%	19.7%
Home Accessories		4,428	-	100.0%	27.8%	0.0%
Subtotal		52,706	64,633	(18.5)%	17.8%	20.0%

Other non-recurring charges	(1)	(159)	-	100.0%	(0.1)%	0.0%
Restructuring related charges	(1)	(2,349)	-	100.0%	(0.8)%	0.0%

Gross Profit		50,198	64,633	(22.3)%	16.9%	20.0%

Selling, General and Administrative Expenses by Segment					Percent of Sales

Mattress Fabrics		$11,296	12,935	(12.7)%	7.8%	6.7%
Upholstery Fabrics		14,551	14,881	(2.2)%	10.7%	11.3%
Home Accessories		5,163	-	100.0%	32.4%	0.0%
Unallocated Corporate expenses		6,837	9,356	(26.9)%	2.3%	2.9%
Subtotal		37,847	37,172	1.8%	12.8%	11.5%

Other non-recurring charges	(1)	518	-	100.0%	0.2%	0.0%
Restructuring related charges	(1)	40	-	100.0%	0.0%	0.0%
Selling, General and Administrative Expenses		$38,405	37,172	3.3%	12.9%	11.5%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics		$11,608	25,861	(55.1)%	8.0%	13.4%
Upholstery Fabrics		10,823	10,956	(1.2)%	8.0%	8.4%
Home Accessories		(735)	-	100.0%	(4.6)%	0.0%
Unallocated corporate expenses		(6,837)	(9,356)	(26.9)%	(2.3)%	(2.9)%
Subtotal		$14,859	27,461	(45.9)%	5.0%	8.5%

Other non-recurring charges	(1)	(678)	-	(100.0)%	(0.2)%	0.0%
Restructuring credit and related charges	(1)	(1,563)	-	(100.0)%	(0.5)%	0.0%

Operating income		12,618	27,461	(54.1)%	4.3%	8.5%

Return on Capital (2)

Mattress Fabrics		15.2%	34.3%
Upholstery Fabrics		55.0%	58.1%
Home Accessories		N.M.	N.M.
Unallocated Corporate		N.M.	N.M.
Consolidated		11.7%	25.4%

Capital Employed (2) (3)

Mattress Fabrics		$72,397	77,726	(6.9)%
Upholstery Fabrics		19,415	20,370	(4.7)%
Home Accessories		3,403	-	N.M.
Unallocated Corporate		30,096	16,721	80.0%
Consolidated		$125,311	114,817	9.1%

Depreciation Expense by Segment

Mattress Fabrics		$7,008	6,850	2.3%
Upholstery Fabrics		787	822	(4.3)%
Home Accessories		322	-	100.0%
Depreciation Expense		$8,117	7,672	5.8%

Notes

(1)	See page 9 for detailed description of charges.

(2)	See pages 11 and 12 of this financial information release for calculations.

(3)	The capital employed balances are as of April 28, 2019 and April 29, 2018.

CULP, INC.
RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS
FOR THE THREE MONTHS ENDED APRIL 28, 2019 AND APRIL 29, 2018
(UNAUDITED)

	THREE MONTHS ENDED

	As Reported			Adjusted	As Reported			Adjusted
	April 28,			April 28,	April 29,			April 29,
	2019		Adjustments	2019	2018		Adjustments	2018

Gross profit	$12,189		-	12,189	14,760		-	14,760

Selling, general and
administrative expenses	10,230		-	10,230	8,296		-	8,296
Income from operations	1,959		-	1,959	6,464		-	6,464

Other expense	658	(1)	(500)	158	115		-	115

Income before income taxes	1,511		500	2,011	6,466		-	6,466

Income Taxes	3,017		-	3,017	(6,217)	(2)	7,988	1,771

Net (loss) income	(1,511)		-	(1,511)	12,666		(7,988)	4,678
Plus: Net loss attributable to non-controlling interest	143		-	143	-		-	-
Net (loss) income attributable to Culp Inc. common shareholders	$(1,368)		-	(1,368)	12,666		(7,988)	4,678

Notes

(1)
Other expense for the three-month period ending April 28, 2019, included a $500 non-recurring charge for an endowed scholarship to the University of North Carolina at Chapel Hill in honor of our Co-Founder and former Chairman of the Board. This charitable contribution will be paid over a period of three years.

(2)
Income taxes for the three-month period ending April 29, 2018, include provisional adjustments that represent the income tax effects of the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017, of which an income tax benefit of $9.1 million pertains to a reduction in our U.S. Federal income tax rate pursuant to the TCJA on the effective settlement on an IRS exam and the mandatory repatriation of undistributed earnings and profits associated with our foreign subsidiaries, partially offset by a $1.1 million charge that relates to the revaluation of our U.S. deferred income taxes as a result of the reduction in our annual effective income tax rate pursuant to the TCJA.

CULP, INC.
RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS
FOR THE TWELVE MONTHS ENDED APRIL 28, 2019 AND APRIL 29, 2018
(UNAUDITED)

	TWELVE MONTHS ENDED

	As Reported			Adjusted	As Reported			Adjusted
	April 28,			April 28,	April 29,			April 29,
	2019		Adjustments	2019	2018		Adjustments	2018

Gross profit	$50,198	(1)	2,508	52,706	64,633		-	64,633

Selling, general and
administrative expenses	38,405	(3)	(558)	37,847	37,172		-	37,172
Restructuring credit	(825)	(2)	825	-	-		-	-
Income from operations	12,618		2,241	14,859	27,461		-	27,461

Other expense	1,346	(4)	(500)	846	1,018		-	1,018

Income before income taxes	11,996		2,741	14,737	26,883		-	26,883

Income Taxes	6,424	(5)	550	6,974	5,740	(5)	2,049	7,789

Net income	5,458		(550)	4,908	20,877		(2,049)	18,828
Plus: Net loss attributable to non-controlling interest	218		-	218	-		-	-
Net income attributable to Culp Inc. common shareholders	$5,676		(550)	5,126	20,877		(2,049)	18,828

Notes

(1)
The $2.5 million represents a restructuring related charge of $1.6 million for inventory markdowns, $784 for other operating costs associated with our closed Anderson, SC plant facility, and $159 for employee termination benefits and other operational reorganization costs associated with our mattress fabrics segment.

(2)
The $825 restructuring credit represents a $1.5 million gain on the sale of property, plant, and equipment associated with our closed Anderson, SC upholstery fabrics plant facility, partially offset by a charge of $661 for employee termination benefits.

(3)	The $558 consists of a non-recurring charge totaling $469 that was associated with the accelerated vesting of certain stock-based compensation agreements. Of this $469 non-recurring charge, $429 and $40 pertain to unallocated corporate expenses and a restructuring related charge associated with our closed Anderson, SC upholstery fabrics plant facility. Additionally, the $558 consists of a non-recurring charge of $89 for employee termination benefits and operational reorganization costs associated with our mattress fabrics segment.

(4)	Other expense for the year ending Apri 28, 2019, included a $500 non-recurring charge for an endowed scholarship to the University of North Carolina at Chapel Hill in honor of our Co-Founder and former Chairman of the Board. This charitable contribution will be paid over a period of three years.

(5)	Amounts represent provisional adjustments associated with the TCJA enacted on December 22, 2017.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED APRIL 28, 2019 AND APRIL 29, 2018
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	7/29/2018	10/28/2018	1/27/2019	4/28/2019	4/28/2019

Net income (loss)	$965	$2,944	$3,060	$(1,511)	$5,458
Income taxes	906	1,276	1,225	3,017	6,424
Interest income, net	(129)	(134)	(251)	(210)	(724)
Other non-recurring charges	-	249	429	500	1,178
Restructuring expense (credit) and related charges	2,014	(791)	340	-	1,563
Depreciation and amortization expense	2,160	2,287	2,232	2,218	8,897
Stock based compensation	(501)	395	479	(243)	130
Adjusted EBITDA	$5,415	$6,226	$7,514	$3,771	$22,926

% Net Sales	7.6%	8.1%	9.7%	5.3%	7.7%

	Quarter Ended
					Trailing 12
					Months
	7/30/2017	10/29/2017	1/28/2018	4/29/2018	4/29/2018

Net income (loss)	$4,983	$3,976	$(748)	$12,666	$20,877
Income taxes	1,641	2,108	8,208	(6,217)	5,740
Interest income, net	(131)	(91)	(101)	(117)	(440)
Other non-recurring charges	-	-	-	-	-
Restructuring expense (credit) and related charges	-	-	-	-	-
Depreciation and amortization expense	1,889	1,990	2,048	2,096	8,023
Stock based compensation	757	801	864	(210)	2,212
Adjusted EBITDA	$9,139	$8,784	$10,271	$8,218	$36,412

% Net Sales	11.5%	10.9%	12.0%	10.5%	11.2%

% Over (Under)	-40.7%	-29.1%	-26.8%	-54.1%	-37.0%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED APRIL 28, 2019
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	April 28, 2019 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$11,608	$76,530	15.2%
Upholstery Fabrics	10,823	19,693	55.0%
Home Accessories	(735)	2,568	N.M.
(less: Unallocated Corporate)	(6,837)	28,056	N.M.
Total	$14,859	$126,846	11.7%

Average Capital Employed	As of the three Months Ended April 28, 2019					As of the three Months Ended January 27, 2019					As of the three Months Ended October 28, 2018
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$83,393	37,529	5,618	93,186	219,726	$86,707	43,097	5,607	89,497	224,908	$86,494	37,442	5,203	93,072	222,211
Total liabilities (5)	(10,996)	(18,114)	(2,215)	(24,154)	(55,479)	(11,604)	(22,483)	(2,168)	(21,421)	(57,676)	(9,790)	(19,646)	(1,960)	(23,346)	(54,742)

Subtotal	$72,397	$19,415	$3,403	$69,032	$164,247	$75,103	$20,614	$3,439	$68,076	$167,232	$76,704	$17,796	$3,243	$69,726	$167,469
Less:
Cash and cash equivalents	-	-	-	(40,008)	(40,008)	-	-	-	(26,418)	(26,418)	-	-	-	(14,768)	(14,768)
Short-term investments - Available-For-Sale	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Short-term investments - Held-To-Maturity	-	-	-	(5,001)	(5,001)	-	-	-	(13,544)	(13,544)	-	-	-	(26,719)	(26,719)
Current income taxes receivable	-	-	-	(776)	(776)	-	-	-	-	-	-	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Long-term investments - Rabbi Trust	-	-	-	(7,081)	(7,081)	-	-	-	(6,834)	(6,834)	-	-	-	(7,851)	(7,851)
Noncurrent income taxes receivable	-	-	-	(733)	(733)	-	-	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	-	(457)	(457)	-	-	-	(3,224)	(3,224)	-	-	-	(3,614)	(3,614)
Deferred compensation - current	-	-	-	-	-	-	-	-	-	-	-	-	-	714	714
Income taxes payable - current	-	-	-	1,022	1,022	-	-	-	642	642	-	-	-	2,044	2,044
Income taxes payable - long-term	-	-	-	3,249	3,249	-	-	-	3,294	3,294	-	-	-	3,233	3,233
Deferred income taxes - non-current	-	-	-	3,176	3,176	-	-	-	2,225	2,225	-	-	-	2,225	2,225
Line of credit	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Related Party - Note Payable	-	-	-	675	675	-	-	-	-	-	-	-	-	-	-
Deferred compensation - non-current	-	-	-	6,998	6,998	-	-	-	6,782	6,782	-	-	-	7,120	7,120

Total Capital Employed	$72,397	$19,415	$3,403	$30,096	$125,311	$75,103	$20,614	$3,439	$30,999	$130,155	$76,704	$17,796	$3,243	$32,110	$129,853

	As of the three Months Ended July 29, 2018					As of the three Months Ended April 29, 2018
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$93,601	37,386	4,463	90,922	226,372	$95,061	39,812	-	83,111	217,984
Total liabilities (5)	(12,883)	(17,880)	(1,710)	(27,869)	(60,342)	(17,335)	(18,679)	-	(18,594)	(54,608)

Subtotal	$80,718	$19,506	$2,753	$63,053	$166,030	$77,726	$21,133	$-	$64,517	$163,376
Less:
Cash and cash equivalents	-	-	-	(8,593)	(8,593)	-	-	-	(21,228)	(21,228)
Short-term investments - Available-For-Sale	-	-	-	-	-	-	-	-	(2,451)	(2,451)
Short-term investments - Held-To-Maturity	-	-	-	(30,756)	(30,756)	-	-	-	(25,759)	(25,759)
Current income taxes receivable	-	-	-	-	-	-	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-	(5,035)	(5,035)
Long-term investments - Rabbi Trust	-	-	-	(7,671)	(7,671)	-	-	-	(7,326)	(7,326)
Noncurrent income taxes receivable	-	-	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	-	(3,721)	(3,721)	-	-	-	(1,458)	(1,458)
Deferred compensation - current	-	-	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	-	1,244	1,244	-	-	-	1,437	1,437
Income taxes payable - long-term	-	-	-	3,733	3,733	-	-	-	3,758	3,758
Deferred income taxes - non-current	-	-	-	2,150	2,150	-	-	-	2,150	2,150
Line of credit	-	-	-	4,000	4,000	-	-	-	-	-
Related Party - Note Payable	-	-	-	-	-	-	-	-	-	-
Deferred compensation - non-current	-	-	-	7,679	7,679	-	-	-	7,353	7,353
			-
Total Capital Employed	$80,718	$19,506	$2,753	$31,118	$134,095	$77,726	$21,133	$-	$15,958	$114,817

	Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total
Average Capital Employed (3)	$76,530	$19,693	$2,568	$28,056	$126,846

Notes:
(1)	See reconciliation per page 13 of this financial information release.

(2)
Return on average capital employed represents the last twelve months operating income as of April 28, 2019, divided by average capital employed. Average capital employed does not include cash and cash equivalents,  short-term investments - Available- For-Sale, short-term investments Held-To-Maturity, long-term investments Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes receivable and payable, line of credit, related party - note payable, and current and noncurrent deferred compensation.

(3)	Average capital employed was computed using the quarterly five periods ending April 28, 2019, January 27, 2019, October 28, 2018, July 29, 2018, and April 29, 2018.

(4)
Intangible assets and goodwill are included in unallocated corporate for all periods presented and therefore, have no affect on the capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments.

(5)
Accrued restructuring costs and certain obligations associated with our acquisitions are included in unallocated coporate for all periods presented and therefore, have no affect on capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED APRIL 29, 2018
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	April 29, 2018 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$25,861	$75,398	34.3%
Upholstery Fabrics	10,956	18,862	58.1%
(less: Unallocated Corporate)	(9,356)	13,741	N.M
Total	$27,461	$108,001	25.4%

Average Capital Employed	As of the three Months Ended April 29, 2018				As of the three Months Ended January 28, 2018				As of the three Months Ended October 29, 2017
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets (4)	$95,061	39,812	83,111	$217,984	$93,827	43,458	79,559	$216,844	$94,626	34,974	71,443	$201,043
Total liabilities	(17,335)	(19,442)	(17,831)	(54,608)	(18,418)	(22,781)	(23,463)	(64,662)	(16,150)	(17,225)	(14,588)	(47,963)

Subtotal	$77,726	$20,370	$65,280	$163,376	$75,409	$20,677	$56,096	$152,182	$78,476	$17,749	$56,855	$153,080
Less:
Cash and cash equivalents	-	-	(21,228)	(21,228)	-	-	(22,428)	(22,428)	-	-	(15,739)	(15,739)
Short-term investments - Available-For-Sale	-	-	(2,451)	(2,451)	-	-	(2,472)	(2,472)	-	-	(2,478)	(2,478)
Short-term investments - Held-To-Maturity	-	-	(25,759)	(25,759)	-	-	(17,206)	(17,206)	-	-	(4,015)	(4,015)
Long-term investments - Held-To-Maturity	-	-	(5,035)	(5,035)	-	-	(13,625)	(13,625)	-	-	(26,853)	(26,853)
Long-term investments - Rabbi Trust	-	-	(7,326)	(7,326)	-	-	(7,176)	(7,176)	-	-	(6,921)	(6,921)
Deferred income taxes - non-current	-	-	(1,458)	(1,458)	-	-	(1,942)	(1,942)	-	-	(491)	(491)
Income taxes payable - current	-	-	1,437	1,437	-	-	1,580	1,580	-	-	692	692
Income taxes payable - long-term	-	-	3,758	3,758	-	-	10,940	10,940	-	-	487	487
Deferred income taxes - non-current	-	-	2,150	2,150	-	-	2,096	2,096	-	-	4,641	4,641
Line of credit	-	-	-	-	-	-	-	-	-	-	-	-
Deferred compensation	-	-	7,353	7,353	-	-	7,216	7,216	-	-	6,970	6,970

Total Capital Employed	$77,726	$20,370	$16,721	$114,817	$75,409	$20,677	$13,079	$109,165	$78,476	$17,749	$13,148	$109,373

	As of the three Months Ended July 30, 2017				As of the three Months Ended April 30, 2017
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets (4)	$99,190	34,491	74,223	$207,904	$98,087	$32,255	$75,292	$205,634
Total liabilities	(24,277)	(14,983)	(18,967)	(58,227)	(27,619)	(16,249)	(13,136)	(57,004)

Subtotal	$74,913	$19,508	$55,256	$149,677	$70,468	$16,006	$62,156	$148,630
Less:
Cash and cash equivalents	-	-	(18,322)	(18,322)	-	-	(20,795)	(20,795)
Short-term investments - Available-For-Sale	-	-	(2,469)	(2,469)	-	-	(2,443)	(2,443)
Short-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	(30,907)	(30,907)	-	-	(30,945)	(30,945)
Long-term investments - Rabbi Trust	-	-	(6,714)	(6,714)	-	-	(5,466)	(5,466)
Deferred income taxes - non-current	-	-	(436)	(436)	-	-	(419)	(419)
Income taxes payable - current	-	-	884	884	-	-	287	287
Income taxes payable - long-term	-	-	487	487	-	-	467	467
Deferred income taxes - non-current	-	-	4,253	4,253	-	-	3,593	3,593
Line of credit	-	-	5,000	5,000	-	-	-	-
Deferred compensation	-	-	6,769	6,769	-	-	5,520	5,520

Total Capital Employed	$74,913	$19,508	$13,801	$108,222	$70,468	$16,006	$11,955	$98,429

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$75,398	$18,862	$13,741	$108,001

Notes:
(1)	See reconciliation per page 13 of this financial information release.

(2)
Return on average capital employed represents the last twelve months operating income as of April 29, 2018, divided by average capital employed. Average capital employed does not include cash and cash equivalents,  short-term investments - Available- For-Sale, short-term investments Held-To-Maturity, long-term investments Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the five quarterly periods ending April 29, 2018, January 28, 2018, October 29, 2017, July 30, 2017, and April 30, 2017.

(4)
Intangible assets and goodwill are included in unallocated corporate for all periods presented and therefore, have no affect on capital employed and return on capital employed for both our mattress fabrics and upholstery fabrics segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF OPERATING INCOME (LOSS)
FOR THE TWELVE MONTHS ENDED APRIL 28, 2019 AND APRIL 29, 2018
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	7/29/2018	10/28/2018	1/27/2019	4/28/2019	4/28/2019

Mattress Fabrics	$2,803	$2,899	$3,208	$2,698	$11,608
Upholstery Fabrics	2,525	2,722	3,799	1,777	10,823
Home Accessories	21	34	(311)	(479)	(735)
Unallocated Corporate	(1,259)	(1,913)	(1,628)	(2,037)	(6,837)
Subtotal	4,090	3,742	5,068	1,959	14,859
Other non-recurring charges	-	(249)	(429)	-	(678)
Restructuring (expense) credit and related charges	(2,014)	791	(340)	-	(1,563)

Operating income	$2,076	$4,284	$4,299	$1,959	$12,618

	Quarter Ended
					Trailing 12
					Months
	7/30/2017	10/29/2017	1/28/2018	4/29/2018	4/29/2018

Mattress Fabrics	$6,374	$6,562	$6,837	$6,088	$25,861
Upholstery Fabrics	2,891	2,374	3,510	2,181	10,956
Unallocated Corporate	(2,301)	(2,547)	(2,703)	(1,805)	(9,356)
Operating income	$6,964	$6,389	$7,644	$6,464	$27,461

% Over (Under)	-70.2%	-32.9%	-43.8%	-69.7%	-54.1%